Exhibit 99.9

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of May 15, 2013, by and among the parties hereto. The undersigned hereby agree that the Statement on the amendment to the Schedule 13D with respect to the common stock, par value $0.0001 per share (the “Common Stock”) of China Biologic Products, Inc., to which this agreement is attached as an exhibit, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: May 15, 2013	WP X Biologics LLC

By: Warburg Pincus Private Equity X, L.P., its managing member By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Attorney-in-Fact*

WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS X LLC

By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Attorney-in-Fact*

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
	Name:	Scott A. Arenare
	Title:	Managing Director

CHARLES R. KAYE

By:	/s/ Charles R. Kaye
	Name:	Charles R. Kaye
	By:	Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Joseph P. Landy
	Name:	Joseph P. Landy
	By:	Scott A. Arenare, Attorney-in-Fact*

*	The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.